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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 15, 1995



                     STRUCTURED ASSET SECURITIES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   33-31337                              N/A
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          (Commission File Number)     (I.R.S. Employer Identification No.)

          200 VESEY STREET, 20TH FLOOR
               NEW YORK, NEW YORK                         10285
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 526-5594
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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        Item 5.       Other Events.
                      -------------

               In connection with the offering of Aetna 1995 Commercial Mortgage Trust Multiclass Pass-Through Certificates, Series 1995-C5, Class A-1, Class A-2, Class B, Class C and Class D, as to which Structured Asset Securities Corporation is the depositor as described in the Prospectus Supplement dated December 12, 1995 (the "Prospectus Supplement") to the Prospectus dated November 10, 1995, the borrower for the Tradewinds Resort Hotel Loan prepaid such loan in full, with a prepayment premium, on December 15, 1995 (with interst paid through December 31, 1995, resulting in an effective prepayment date of January 1,
1996). The price/yield tables and other information contained in the exhibit to this Form 8-K being filed in conjunction herewith on Form SE (the "Adjusted Information") provides information with respect to the mortgage pool as adjusted for the prepayment of the Tradewinds Resort Hotel Loan. The Corporate Bond Equivalent Yield table on page 2 of 16 of the Form SE and the tables on pages 3 of 16 through 8 of 16 of the Form SE describing the Percent of Initial Aggregate Principal Amount Outstanding at the Respective Percentages of CPR for the Class A-1, Class A-2, Class B, Class C and Class D Certificates are subject to the same assumptions described on pages S-109 to S-110 of the Prospectus Supplement. The tables on pages 9 of 16 through 16 of 16 of the Form SE, which provide certain additional mortgage loan information, are subject to the same asumptions and definitions described on pages S-75, S-76 and S-77 of the Prospectus Supplement.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                      ----------------------------------------------------------


               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                      99.1          Adjusted Information (P)
                                    (as defined in Item 5 above).



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Structured Asset Securities
                                            Corporation




                                             By:    /s/ Mitchell Sabshon
                                                    ---------------------
                                                    Name: Mitchell Sabshon
                                                    Title: Senior Vice President


                                             Date: December 27, 1995




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.           Description                            Page No.
-----------           -----------                            --------

99.1                  Adjusted Information                   (P)
                      (as defined in Item 5 above).





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